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                                                                   EXHIBIT 99(a)
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[LOGO - ACORD] CERTIFICATE OF INSURANCE
                                                                                                              ISSUE DATE (MM/DD/YY)
                                                                                                                    06/17/97
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PRODUCER                                                         THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
                                                                 CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
Aon Risk Services, Inc.                                          DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
1660 W. 2nd St., Suite 650                                       POLICIES BELOW.
Skylight Office Tower                                        -------------------------------------------------------------------
Cleveland, Ohio 44113                                                           COMPANIES AFFORDING COVERAGE
(216) 621-8100
                                                             COMPANY
                                                             LETTER    A    Federal Insurance Company

                                                             COMPANY
                                                             LETTER    B
INSURED
                                                             COMPANY
Pioneer-Standard Electronics, Inc.                           LETTER    C
4800 East 131st Street
Cleveland, Ohio 44105                                        COMPANY
                                                             LETTER    D

                                                             COMPANY
                                                             LETTER    E
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COVERAGES

     THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
     PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
     THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
     TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO                                                         POLICY EFFECTIVE   POLICY EXPIRATION
LTR                TYPE OF INSURANCE      POLICY NUMBER    DATE (MM/DD/YY)    DATE (MM/DD/YY)                  LIMITS
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  GENERAL LIABILITY                                                                             GENERAL AGGREGATE              $

    COMMERCIAL GENERAL LIABILITY                                                                PRODUCTS-COMP/OP AGG.          $

      CLAIMS MADE    OCCUR.                                                                     PERSONAL & ADV. INJURY         $

    OWNER'S & CONTRACTOR'S PROT.                                                                EACH OCCURRENCE                $

                                                                                                FIRE DAMAGE (Any one fire)     $

                                                                                                MED. EXPENSE (Any one person)  $
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    AUTOMOBILE LIABILITY

      ANY AUTO                                                                                  COMBINED SINGLE
                                                                                                LIMIT                          $
      ALL OWNED AUTOS
                                                                                                BODILY INJURY
      SCHEDULED AUTOS                                                                           (Per person)                   $

      HIRED AUTOS                                                                               BODILY INJURY
                                                                                                (Per accident)                 $
      NON-OWNED AUTOS
                                                                                                PROPERTY DAMAGE                $
      GARAGE LIABILITY

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   EXCESS LIABILITY                                                                             EACH OCCURRENCE                $

      UMBRELLA FORM                                                                             AGGREGATE                      $

      OTHER THAN UMBRELLA FORM

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      WORKER'S COMPENSATION                                                                     STATUTORY LIMITS

              AND                                                                               EACH ACCIDENT                  $

      EMPLOYERS' LIABILITY                                                                      DISEASE-POLICY LIMIT           $

                                                                                                DISEASE-EACH EMPLOYEE          $
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    OTHER

      Executive Liability
XX    and Indemnification                  8102-64-55H         11/01/95        11/01/97         $25,000,000 Ea. Loss
      Insurance Policy                                                                          $25,000,000 Ea. Policy Year
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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS


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CERTIFICATE HOLDER                                           CANCELLATION

       To Whom It May Concern                                SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
                                                             EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
                                                             MAIL 60 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
                                                             LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                             LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
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                                                             AUTHORIZED REPRESENTATIVE

                                                                                           /s/ Monica H. Peres

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ACORD 25-S (7/90)                                     (c)ACORD CORPORATION 1990